UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2007

                             TRIARC COMPANIES, INC.
                --------------------------------------------------
              (Exact name of registrant as specified in its charter)


   DELAWARE                         1-2207               38-0471180
   -----------------                --------------       --------------
   (State or Other                  (Commission          (I.R.S. Employer
   Jurisdiction of                   File Number)         Identification No.)
   Incorporation)

   280 Park Avenue
   New York, NY                                          10017
   ----------------------------------------------------------------------------
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 451-3000

                                       N/A
   ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b) On April 24, 2007, Gregory H. Sachs, a director of Triarc Companies, Inc. (the "Company") and the Chairman and Chief Executive Officer of Deerfield & Company LLC ("Deerfield"), a subsidiary of the Company, informed the Company that in light of the previously announced pending sale of Deerfield, Mr. Sachs had decided not to stand for reelection at the Company's 2007 Annual Meeting of Stockholders. Mr. Sachs will continue to serve as a director of the Company until the Annual Meeting. In order to fill the vacancy created by Mr. Sachs' decision not to stand for re-election, the Board of Directors has nominated Roland C. Smith, the Chief Executive Officer of Arby's Restaurant Group, Inc., a subsidiary of the Company, for election at the Annual Meeting, in addition to nominating for reelection the Company's other eleven incumbent directors. A proxy statement for the Annual Meeting is scheduled to be mailed to stockholders of the Company on April 30, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                            TRIARC COMPANIES, INC.


                                        By: /s/STUART I. ROSEN
                                            -----------------------------
                                            Stuart I. Rosen
                                            Senior Vice President
                                                and Secretary



 Dated: April 27, 2007